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                                                                    EXHIBIT 10.1

                             SUBSCRIPTION AGREEMENT

Metropolitan Health Networks, Inc.
250 Australian Avenue South
Suite 400
West Palm Beach, Florida 33401

Ladies and Gentlemen:

      The undersigned is writing to advise you of the following terms and conditions under which the undersigned hereby offers to subscribe for shares of common stock (the "Common Stock") of Metropolitan Health Networks. Inc. (the "Company"). The purchase price of each share of Common Stock is $0.60.

      The Company is offering a minimum of 3,300,000 shares of Common Stock ($1,980,000) on a "best efforts, all or none" basis (the "Minimum Offering"), and the remaining 1,700,000 shares of Common Stock ($1,020,000) on a "best efforts" basis. Proceeds from the offering will be placed in an escrow account maintained by Lament & Neiman, P.A. (the "Escrow Agent"), and shall not be available for use by the Company until such time as (i) the Company has received subscriptions for shares representing at least the Minimum Offering, and (ii) the Company has reached a full settlement of the Company's monetary obligations to the Internal Revenue Service ("IRS") for unpaid payroll taxes, related penalties and interest (the "IRS Obligations"). In the event both of the foregoing conditions are not met by February 28, 2004, all subscription proceeds that have been received by the Company at that time will be returned to the investors without deduction or interest, unless that deadline is extended by the mutual agreement of the Company and investors that have submitted subscriptions covering at least the Minimum Offering.

      The Company has agreed to file a registration statement with the Securities and Exchange Commission within 90 days of the initial closing with respect to the Minimum Offering covering the shares of Common Stock issued in the offering, and to use its best efforts to have such registration statement declared effective.

      The Company is offering the Common Stock for sale only to persons who are "accredited investors" as that term is defined in Rule 501 (a) under Regulation D as promulgated under the Securities Act of 1933, as amended, and to entities that are "qualified institutional buyers" as that term is defined under the Securities Act of 1933, as amended. Each investor will be required to complete either the Purchaser Questionnaire (if a person) or the Entity Questionnaire (if an entity) provided herewith.

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      1.    Subscription.

      Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the undersigned hereby offers to purchase_________shares of Common Stock.

      If the Offer is accepted, the shares of Common Stock shall be paid for by the investor by the delivery of $0.60 per share of Common Stock for which the investor has subscribed (total of $____________), by cash, check or money order payable to the order of Lamont & Neiman, P.A. Trust Account or by wire transfer to a trust account maintained by Lamont & Neiman, P.A., either (i) contemporaneously herewith, or (ii) within five (5) business days of receipt by the investor of written notice from the Company that terms of acceptable settlement of the IRS Obligations have been reached with the IRS together with documentation from the IRS that a settlement has been reached or an opinion from the Company's outside counsel that such an agreement has been reached. Payment made pursuant to (ii) above must be made by certified check or wire transfer only.

      2.    Conditions to Offer.

      The offering is made subject to the following conditions: (i) that the Company shall have the right to accept or reject this Offer, in whole or in part, for any reason whatsoever; and (ii) that the undersigned agrees to comply with the terms of this Subscription Agreement and to execute and deliver any and all further documents necessary to complete the transaction.

      Acceptance of this Offer shall be deemed given by the countersigning of this Subscription Agreement on behalf of the Company.

      3.    Representations and Warranties of the Undersigned.

      The undersigned, in order to induce the Company to accept this Offer, hereby warrants and represents as follows:

      (A) The undersigned has sufficient liquid assets to sustain a loss of the undersigned's entire investment.

      (B) The undersigned represents that he/she/it is either a Qualified Institutional Buyer as that term is defined under the Securities Act of 1933, as amended (the "Act"), or is an Accredited Investor as that term is defined in Regulation D promulgated under the Act. In general, an "Accredited Investor" is deemed to be an institution with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse.

      (C) The Company has not made any other representations or warranties to the undersigned with respect to the Company or rendered any investment advice.

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      (D)   The undersigned has not authorized any person or institution to act as the undersigned's Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Act) in connection with this transaction. The undersigned has such knowledge and experience in financial, investment and business matters that the undersigned is capable of evaluating the merits and risks of the prospective investment in the securities of the Company. The undersigned has consulted with such independent legal counsel or other advisers as the undersigned has deemed appropriate to assist the undersigned in evaluating the proposed investment in the Company.

      (E) The undersigned represents that the undersigned (i) has adequate means of providing for the undersigned's current financial needs and possible personal contingencies and has no need for liquidity of investment in the Company; (ii) can afford (a) to hold unregistered securities for an indefinite period of time as required; and (b) sustain a complete loss of the entire amount of the subscription; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive.

      (F) The undersigned has been afforded the opportunity to ask questions of, and receive answers from the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed himself of such opportunity to the extent the undersigned considers appropriate in order to permit the undersigned to evaluate the merits and risks of an investment in the Company. It is understood that all documents, records and books pertaining to this investment have been made available for inspection, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.

      (G) The undersigned further acknowledges that this offering has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

      (H) The shares being subscribed for are being acquired solely for the account of the undersigned for investment purposes and not with a view to, or for resale in connection with, any distribution in any jurisdiction where such sale or distribution would be precluded. The undersigned does not intend to dispose of all or any part of the shares except in compliance with the provisions of the Act and applicable state securities laws, and understands that the shares are being offered pursuant to a specific exemption under the provisions of the Act, which exemption(s) depends, among other things, upon the compliance with the provisions of the Act.

      (I) The undersigned acknowledges that the undersigned has been provided with a Confidential Term Sheet and copies of the Company's periodic report on Form 10-

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K for the fiscal year ended December 31, 2002, and 10-Q for the 3 months ended
September 30, 2003, as filed with the United States Securities and Exchange Commission. The undersigned acknowledges that the undersigned has reviewed the foregoing.

      (J) The undersigned hereby agrees that the Company may insert the following or similar legend on the face of the certificates evidencing the shares if required in compliance with the Securities Act or state securities laws:

      "These securities have not been registered under the Securities Act of 1933, as amended ("Act"), or any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under the Act and any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the issuer that an exemption from registration under the act and any applicable state securities laws is available."

      The undersigned certifies that each of the foregoing representations and warranties set forth in subsections (A) through (J) inclusive of this Section 3 are true as of the date hereof and shall survive such date.

      4. Representations and Warranties of the Company. To induce each investor to make this Offer, the Company represents and warrants to each such investors that:

      (A) Organization, Organization, Good Standing and Qualification. The Company and each of its subsidiaries (each a "Subsidiary") is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company and each Subsidiary has full corporate power and authority to own and hold its properties and to conduct its business. The Company and each Subsidiary is duly licensed or qualified to do business, and in good standing, in each jurisdiction in which the nature of its business requires licensing, qualification or good standing, except for any failure to be so licensed or qualified or in good standing that would not have a material adverse effect on the Company and each of its Subsidiaries taken as a whole or the consolidated results of operations, assets, or financial condition of the Company or on the Company's ability to perform its obligations hereunder (a "Material Adverse Effect").

      (B) Corporate Power, Authorization; Enforceability. The Company has full corporate power and authority to consummate the transactions contemplated hereby. All action on the part of the Company, its directors and stockholders necessary for the authorization, sale, issuance and delivery of the Common Stock contemplated hereby and the performance of the Company's obligations hereunder has been taken. The Common Stock to be purchased has been duly authorized and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and will be free and clear of all liens and encumbrances imposed by or through the Company other than restrictions imposed herein and applicable securities laws. This Agreement constitutes a

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legal, valid, and binding Agreement of the Company, enforceable against the
Company in accordance with its terms.

      (C) Financial Statements and Commission Filings; Undisclosed Liabilities. (i) Included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "2002 10-K") are true and complete copies of the Company's consolidated audited balance sheets (the "Balance Sheets") as of December 31, 2002, and the related consolidated audited statements of operations, changes in stockholders' equity (deficit) and comprehensive income
(loss) and cash flows for the year ended December 31, 2002 (the "Financial Statements"), accompanied by the reports of the Company's auditor. The Financial Statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP"), applied consistently with past practices (except as may be indicated in the notes thereto), and as of their respective dates, fairly present, in all material respects, the Company's consolidated financial position and the results of the Company's operations as of the time and for the periods indicated therein. The Financial Statements have been prepared and are in accordance with the Company's accounting books and records.

      (ii) A copy of each report, schedule, effective registration statement and definitive proxy statement filed by the Company with the Commission since December 31, 2002 (as the documents may have been amended since the time of their filing, the "Commission Documents") has also been made available to the Purchasers either by physical delivery or via the Commission's EDGAR System. As of their respective filing dates, each Commission Document complied in all material respects with the requirements of the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, and the rules and regulations of the Commission thereunder applicable to the Commission Documents. The Company's financial statements included in the Commission Documents complied as to form in all material respects with then applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, were prepared in accordance with GAAP, applied consistently with the Company's past practices, and as of their respective dates, fairly presented in all material respects the Company's financial position and the results of the Company's operations as of the time and for the periods indicated therein (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q, and Regulations S-K and S-X of the Commission).

      (D) No Material Adverse Changes. Since September 30, 2003, except as disclosed in the Commission Documents filed subsequent to that date, there has not been any material adverse change in the business, financial condition or operating results of the Company or its Subsidiaries.

      (E) Compliance. Except as is disclosed in the Commission Documents or herein the Company and each Subsidiary in compliance in all material respects with all applicable laws and all orders of, and agreements with, any governmental authority applicable to it or any of its assets. The Company and each Subsidiary has all permits, certificates, licenses, approvals and other authorizations required under applicable laws or

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necessary in connection with the conduct of its business, except where the failure to have such permits, certificates, licenses, approvals and other authorizations would not have a Material Adverse Effect.

      (F) No Conflict; Governmental Consents, (i) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not (a) result in the violation of any provision of the Certificate of Incorporation or By-laws of the Company, or (b) result in any violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company or any Subsidiary is bound.

      (ii) No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority remains to be obtained or is otherwise required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, including, without limitation the issue and sale of the Common Stock, except filings as may be required to be made by the Company after the closing with (a) the Commission, and (b) state blue sky or other securities regulatory authorities.

      The Company certifies that each of the foregoing representations and warranties set forth in this Section 4 are true as of the date hereof and shall survive such date.

      5.    Indemnification.

      The undersigned understands that the shares acquired as a result of the subscription right provided in Section 1 hereof are being offered without registration under the Act and applicable state securities laws and in reliance upon the exemption for transactions by the Company not involving any public offering; that the availability of such exemption is, in part, dependent upon the truthfulness and accuracy of the representations made by the undersigned herein; that the Company will rely on such representations in accepting any subscriptions for the shares and that the Company may take such steps as it considers reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting the undersigned's subscription. The undersigned agrees to indemnify and hold harmless the Company against any damage, loss, expense or cost, including reasonable attorneys' fees, sustained as a result of any misstatement or omission on the undersigned's part.

      6. FOR RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE

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REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD
OF TIME.

      7.    No Waiver.

      Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not thereby or in any manner waive any rights granted to the undersigned under federal or state securities laws.

      8.    Revocation.

      The undersigned agrees that the undersigned shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder other than as set forth under Section 6 above, and that this Subscription Agreement shall survive the death or disability of the undersigned.

      9.    Termination of Subscription Agreement.

      If the Company elects to cancel this Subscription Agreement, provided that it returns to the undersigned, without interest and without deduction, all sums paid, by the undersigned, this offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

      10.   Miscellaneous.

      (A) All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at the undersigned's address set forth below and to Metropolitan Health Networks, Inc., 250 Australian Avenue South, Suite 400, West Palm Beach, Florida 33401, ATTN: David Gartner.

      (B) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

      (C) The provisions of this Subscription Agreement shall survive the execution hereof.

      11.   Certification.

      The undersigned certifies that the undersigned has read this entire Subscription Agreement and that every statement on the undersigned's part made and set forth herein is true and complete.

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                             SUBSCRIPTION PROCEDURE

      In order to subscribe for shares of Common Stock, a prospective investor must deliver the following items to the Company at Metropolitan Health Networks, Inc., 250 Australian Avenue South, Suite 400, West Palm Beach, Florida 33401,
ATTN: David Gartner:

      A. One completed copy of this Subscription Agreement (the "Subscription Agreement") with signatures properly executed;

      B. One completed copy of either the Purchaser Questionnaire (if the investor is a person), or the Entity Purchaser Questionnaire (if the investor is an entity), with signatures properly executed; and

      C. A check payable to Lamont & Neiman, P.A. Trust Account in the amount of the number of shares of Common Stock subscribed for multiplied by $0.60. In the alternative, you may wire funds directly to Lamont & Neiman, P.A. Trust Account at:

      City National Bank of Florida
      2 South Biscayne Boulevard
      Miami, Florida 33131
      (305) 577-7277
      Bank's ABA No.: 066004367

      Attn: Carleatha Barbary or Gloria De Cardenas

      Account Name:    Lamont & Neiman. P.A. Trust Account
      Account Number:  4001547575

      Pursuant to Section 1 above, payment may also be made within five (5) business days of receipt by the investor of written notice from the Company that terms of acceptable settlement of the IRS Obligations have been reached with the IRS together with documentation from the IRS that a settlement has been reached or an opinion from the Company's outside counsel that such an agreement has been reached. Payment made pursuant to this paragraph must be made by certified check or wire transfer only.

      Investors making payments by wire transfer must notify the Company at the time the wire transfer is made.

      All subscriptions must be made by the execution and delivery of a Subscription Agreement and Purchaser Questionnaire. Subscriptions are not binding on the Company until accepted by the Company. The Company will refuse any subscription by giving written notice to the subscriber by personal delivery or first-class mail. In the Company's sole discretion, the Company may establish a limit on the number of shares of Common Stock subscribed for by a particular subscriber.

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      IN WITNESS WHEREOF, the undersigned has executed this Subscription
Agreement on the date the undersigned's signature has been subscribed and sworn to below.

The Shares of Common
Stock are to be issued in
(check one box):                       _________________________________________
                                       Print Name of Investor

                                       _________________________________________
[  ]    individual name                Print Name of Joint Investor
                                       (if applicable)

[  ]    joint tenants
        with rights of                 _________________________________________
        survivorship                   Signature of Investor

[  ]    tenants in the
        entirety
                                       _________________________________________
                                       Signature of Joint Investor

[  ]    corporation
        (an officer                    _________________________________________
        must sign)                     Address of Investor

[  ]    partnership
        (all general partners
        must sign)

Accepted as of___________,2004

METROPOLITAN HEALTH NETWORKS, INC.

By: ___________________________________
    Michael M. Earley
    President and Chief Executive Officer

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